UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

DIME COMMUNITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

New York	001-34096	11-2934195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

898 Veterans Memorial Highway, Suite 560
Hauppauge, New York	11788
(Address of principal executive offices)	(Zip Code)

631-537-1000

(Registrant’s telephone, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 Par Value	DCOM	The Nasdaq Stock Market, LLC
Preferred Stock, Series A, $0.01 Par Value	DCOMP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On June 26, 2024, Dime Community Bancshares, Inc. (the “Company”) and Dime Community Bank, the wholly-owned subsidiary of the Company, entered into an underwriting agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc. and Keefe, Bruyette & Woods, Inc., as representatives of the underwriters named therein (the “Underwriters”). Pursuant to the terms of the Underwriting Agreement, the Company agreed to sell, and the Underwriters agreed to purchase, subject to and on the conditions set forth therein, $65,000,000 aggregate principal amount of the Company’s 9.000% Fixed-to-Floating Rate Subordinated Notes due 2034 (the “Notes”) in a registered public offering pursuant to an effective shelf registration statement on Form S-3 (Registration File No. 333-264390). In addition, pursuant to the Underwriting Agreement, the Company granted the underwriters a 30-day option to purchase up to an additional $9,750,000  aggregate principal amount of the Notes, solely to cover overallotments, if any.

The description of the Underwriting Agreement contained herein is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is included as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events

On June 26, 2024, the Company issued a press release announcing the pricing of its offering of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of June 26, 2024, by and among Dime Community Bancshares, Inc., Dime Community Bank, Raymond James & Associates, Inc. and Keefe Bruyette & Woods, Inc. (as representatives of the Underwriters named therein)

99.1	Press Release dated June 26, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2024	Dime Community Bancshares, Inc.

	By:	/s/ Avinash Reddy
	Name:	Avinash Reddy
	Title:	Senior Executive Vice President and Chief Financial Officer